UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2025

CUMMINS INC.

(Exact name of registrant as specified in its charter)

Indiana	1-4949	35-0257090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Jackson Street

P. O. Box 3005

Columbus, Indiana 47202-3005

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $2.50 par value	CMI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 9, 2025, Cummins Inc. (the “Company”) completed a public offering (the “Offering”) of $300,000,000 aggregate principal amount of the Company’s 4.250% Senior Notes due 2028 (the “2028 Notes”), $700,000,000 aggregate principal amount of the Company’s 4.700% Senior Notes due 2031 (the “2031 Notes) and $1,000,000,000 aggregate principal amount of the Company’s 5.300% Senior Notes due 2035 (the “2035 Notes,” and together with the 2028 Notes and the 2031 Notes, the “Notes”).

The Notes were issued under an Indenture (the “Base Indenture”), dated as of September 16, 2013, between the Company and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association), as trustee (the “Trustee”), as supplemented by a Ninth Supplemental Indenture (the “Ninth Supplemental Indenture”), a Tenth Supplemental Indenture (the “Tenth Supplemental Indenture”) and an Eleventh Supplemental Indenture (the “Eleventh Supplemental Indenture”), each dated as of May 9, 2025, between the Company and the Trustee, establishing the terms and providing for the issuance of the Notes (collectively, the “Supplemental Indentures”).

The Ninth Supplemental Indenture and form of the 2028 Note, which is included therein, provide, among other things, that the 2028 Notes bear interest at a rate of 4.250% per year (payable semi-annually in arrears on May 9 and November 9 of each year, beginning on November 9, 2025), and will mature on May 9, 2028.

The Tenth Supplemental Indenture and form of the 2031 Note, which is included therein, provide, among other things, that the 2031 Notes bear interest at a rate of 4.700% per year (payable semi-annually in arrears on February 15 and August 15 of each year, beginning on February 15, 2026), and will mature on February 15, 2031.

The Eleventh Supplemental Indenture and form of the 2035 Note, which is included therein, provide, among other things, that the 2035 Notes bear interest at a rate of 5.300% per (payable semi-annually in arrears on May 9 and November 9 of each year, beginning on November 9, 2025), and will mature on May 9, 2035.

The Company intends to use the net proceeds from the Offering for general corporate purposes, which may include repaying, redeeming, repurchasing and/or otherwise refinancing existing indebtedness.

The Company may redeem all or any portion of the Notes of each series at any time or from time to time. If the 2028 Notes are redeemed before the date that is one month prior to the maturity of the 2028 Notes, the 2031 Notes are redeemed before the date that is one month prior to the maturity of the 2031 Notes or the 2035 Notes are redeemed before the date that is three months prior to the maturity of the 2035 Notes, the redemption price will equal the principal amount of the Notes to be redeemed plus a make-whole premium. If the Company redeems the 2028 Notes on or after the date that is one month prior to the maturity date of the 2028 Notes, if the Company redeems the 2031 Notes on or after the date that is one month prior to the maturity date of the 2031 Notes and if the Company redeems the 2035 Notes on or after the date that is three months prior to the maturity date of the 2035 Notes, the redemption price for those Notes will equal 100% of the principal amount of the Notes to be redeemed. The Company will also pay accrued and unpaid interest on the principal amount being redeemed up to, but excluding, the redemption date.

The Supplemental Indentures contain customary events of default. If an event of default occurs and is continuing with respect to the Notes, then the Trustee or the holders of at least 25% of the principal amount of the outstanding Notes of that series may declare the Notes of that series to be due and payable immediately. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization, all outstanding Notes will become due and payable immediately without any declaration or other act on the part of the Trustee or the holders of the Notes.

The descriptions of the Base Indenture and the Supplemental Indentures set forth above are qualified by reference to the Base Indenture and the Supplemental Indentures filed as Exhibits 4.1, 4.2, 4.3 and 4.4, respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Item 8.01	Other Events.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-284903) that the Company filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2025. The Company is also filing certain exhibits as part of this Current Report on Form 8-K for purposes of such Registration Statement. See “Item 9.01.  Financial Statements and Exhibits.”

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The exhibits below are filed herewith:

EXHIBIT INDEX

Exhibit No.	Description
(4.1)	Indenture, dated as of September 16, 2013, by and between Cummins Inc. and U.S. Bank Trust Company, National Association (as successor to U.S. Bank National Association) (incorporated by reference to Exhibit 4.3 to the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on September 16, 2013 (Registration Statement No. 333-191189)).
(4.2)	Ninth Supplemental Indenture, dated as of May 9, 2025, between Cummins Inc. and U.S. Bank Trust Company, National Association.
(4.3)	Tenth Supplemental Indenture, dated as of May 9, 2025, between Cummins Inc. and U.S. Bank Trust Company, National Association.
(4.4)	Eleventh Supplemental Indenture, dated as of May 9, 2025, between Cummins Inc. and U.S. Bank Trust Company, National Association.
(5.1)	Opinion of Foley & Lardner LLP with respect to the Notes.
(23.1)	Consent of Foley & Lardner LLP (included in Exhibit 5.1).
(104)	Cover Page Interactive Data File (the Cover Page Interactive Data File is embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2025

CUMMINS INC.

/s/ Mark A. Smith
Mark A. Smith
Vice President and Chief Financial Officer